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                                                                    EXHIBIT 10.4

                               AGREEMENT OF LEASE

                                     BETWEEN

                       SEABOARD PROPERTY MANAGEMENT, INC.
                            RECEIVER ONE DOCK STREET

                                   (LANDLORD)

                                       AND

                      INTELLIGENT INFORMATION INCORPORATED

                                    (TENANT)

                             DATED: April 27, 1995

                        WITH RESPECT TO PREMISES LOCATED
                               AT ONE DOCK STREET
                           STAMFORD, CONNECTICUT 06902

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                               TABLE OF CONTENTS

1.    Definitions ...........................................................  1

2.    Demised Premises, Rent and Term .......................................  2

3.    Landlord's Work .......................................................  3

4.    Force Majeure .........................................................  3

5.    Use and Occupancy .....................................................  3

6.    Subordination .........................................................  4

7.    Alienation ............................................................  4

8.    Tenant's Certificate ..................................................  5

9.    Compliance With Laws ..................................................  5

10.   Floor Loads ...........................................................  5

11.   Property Loss .........................................................  5

12.   Destruction by Fire or Other Casualty .................................  6

13.   Indemnity, Liability Insurance ........................................  7

14.   Eminent Domain ........................................................  8

15.   Alterations ...........................................................  8

16.   Repairs ...............................................................  9

17.   Operating Expenses .................................................... 10

18.   Real Estate Taxes ..................................................... 12

19.   Electricity ........................................................... 13

20.   Services Provided by Landlord ......................................... 14

21.   Signs ................................................................. 15

22.   Exculpation ........................................................... 15

23.   No Representation by Landlords ........................................ 15

24.   Brokers ............................................................... 15

25.   End of Term ........................................................... 15

26.   Default ............................................................... 16

27.   Additional Default Remedies ........................................... 17

28.   Effect of Re-entry .................................................... 17

29.   Fees and Expenses ..................................................... 18

30.   Bankruptcy and Insolvency ............................................. 19

31.   Holding Over .......................................................... 19

32.   Waiver of Trial by Jury ............................................... 20

33.   No Waiver ............................................................. 20

34.   Bills and Notices ..................................................... 20

35.   Access to Demised Premises ............................................ 20


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36.   Captions .............................................................. 21

37.   Restrictions .......................................................... 21

38.   Rules and Regulations ................................................. 21

39.   Quiet Enjoyment ....................................................... 21

40.   Successors and Assigns ................................................ 22

41.   Security Deposit ...................................................... 22

42.   Consent ............................................................... 22

43.   Mortgagee ............................................................. 22

44.   Transfer of Landlord's Interest ....................................... 23

45.   Notices ............................................................... 23

46.   Shoring ............................................................... 24

47.   Miscellaneous ......................................................... 24

48.   Acceptance ............................................................ 25

EXHIBIT 1   Demised Premises

EXHIBIT 2   Landlord's Work

EXHIBIT 3   Cleaning Specifications

EXHIBIT 4   Rules and Regulations

EXHIBIT 5   Anticipated Base Year Operating Expenses

EXHIBIT 6   Extension Options
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AGREEMENT OF LEASE, entered into this 27th day of April, 1995 between SEABOARD
PROPERTY MANAGEMENT, INC., a Delaware Corporation, having an address at Two Stamford Landing, 68 Southfield Avenue, Stamford, Connecticut 06902 (hereinafter the "Landlord"), and INTELLIGENT INFORMATION INCORPORATED, a Delaware corporation having an address at 6 Suburban Ave., Stamford, Connecticut (hereinafter the "Tenant").

                              W I T N E S S E T H:

Landlord and Tenant hereby covenant as follows:

      1. Definitions. As used in this Agreement of Lease and all modifications and agreements supplemental thereto, the following terms shall have the meanings set forth herein.

      Additional Rent: All sums payable by Tenant to Landlord hereunder, other than Fixed Rent.

      Base Year: The calendar year commencing January 1, 1995 and ending December 31, 1995.

      Brokers: Pierson & Smith Commercial Real Estate, Inc.
               Seaboard Property Management, Inc.

      Building: That office building having an address of One Dock Street, Stamford, Connecticut.

      Demised Premises: That area on the fifth floor of the Building edged in red on the floor plan attached hereto as Exhibit 1 and made a part hereof.

      Extension Period: Any of the extension periods more particularly described in Exhibit 6 attached hereto and made a part hereof.

      Fixed Rent: The fixed rent payable pursuant to the provisions of Section 2(d) below.

      Initial Electrical Charge: $1.70 per square foot per year. Tenant's Electrical Charge shall not increase through the Term of the Lease.

      Landlord's Work: Renovation work to be performed by Landlord as set forth in Exhibit 2 attached hereto and made a part hereof.

      Lease: This Agreement of Lease, as the same may hereafter be modified or amended.

      Lease Commencement Date: The first (1st) day of the month following substantial completion of Landlord's Work, but in no event later than June 1, 1995.

      Minimum Required Casualty Insurance Coverage: $1,000,000

      Number of Tenant's Parking Spaces: Ten (10)

      Operating Expenses: Those expenses incurred by Landlord in operating the Building more particularly described in Section 17(a) below.

      Property: All land, common areas, improvements and facilities serving the Building and made available by easement, license, agreement or otherwise, except that Landlord reserves the right to sever the ownership or right of use to any portion of the Property at any time provided such severance does not interfere with Tenant's occupancy of the Demised Premises, so that such portion so severed shall be excluded from the Property for purposes of this Lease.


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      Real Estate Taxes: All those taxes described in Section 18(a) below.

      Rent: The Fixed Rent and Additional Rent together.

      Tenant's Proportionate Share of Landlord's Electrical Expense: 3.71%

      Tenant's Proportionate Share of Real Estate Tax Increases: 3.71%

      Tenant's Proportionate Share of Operating Expense Increases: 3.71%

      Tenant's Rentable Square Footage: 3,217 square feet.

      Term: A period of five years commencing upon the Lease Commencement Date, provided that if this Lease is extended pursuant hereto, the word "Term" as used herein, shall (unless the context requires otherwise) include any Extension Period.

2. Demised Premises, Rent and Term.

a. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Demised Premises for the duration of the Term, unless sooner terminated in accordance with the provisions herein contained, together with the nonexclusive right to use, in common with Landlord, those public and common areas of the Building and the Property as Landlord shall from time to time designate as available for the common use of tenants within the Building. Following the expiration of the Term, Tenant shall have the option to extend this Lease for one or both of the Extension Periods, in accordance with the provisions of said
Exhibit 6. Following the determination of the Lease Commencement Date, Landlord and Tenant shall, upon request by either of them, execute and deliver a memorandum of this Lease in accordance with the provisions of Section 47(e) below.

Together with the Demised Premises, Landlord will make available to Tenant, on a non-exclusive basis, the number of parking spaces set forth in Section 1 above (the "Parking Spaces") which Parking Spaces shall be situated within the parking lot (the "Parking Lot") serving the Building and shall be available for the parking of cars by Tenant and Tenant's licensees and clients. It is agreed, stipulated and understood that the Parking Spaces shall not be individually designated for Tenant's use. Landlord shall regulate the use of the Parking Lot by others, and in connection therewith, Landlord may adopt rules and regulations with respect thereto and may employ any measures which Landlord deems appropriate, including (without limitation) the use of an attendant and by requiring the use of parking identification stickers for regulating admittance into the Parking Lot. Tenant shall cooperate with all such rules and regulations and in particular (without limitation) if requested by Landlord, Tenant shall notify Landlord of the license plate number, year, make and model of the automobiles entitled to use the Parking Spaces and if requested by Landlord, all such automobiles shall be identified by automobile window stickers provided by Landlord, so that only such designated automobiles shall be permitted to use the Parking Spaces. It is further agreed, stipulated and understood that the Parking Spaces are provided solely for the accommodation of Tenant, and that Landlord assumes no responsibility or liability of any kind whatsoever from any cause with respect to or arising out of Tenant's use of the Parking Spaces, the Parking Lot or adjoining streets, sidewalks, driveways, property and passageways and/or the use thereof by Tenant's agents, licensees or clients.

During the Term, Tenant agrees to pay to Landlord at Landlord's above-referenced address, or at such other address as Landlord may from time to time notify Tenant, the Fixed Rent described in Section 2(d) below, which Fixed Rent shall be payable in monthly


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installments in advance, commencing on the Lease Commencement Date and on the first day of each month thereafter, in lawful money of the United States of America, without any prior demand therefor and without any deduction or offset whatsoever. In the event that substantial completion shall occur other than upon the first (1st) day of a month, then Tenant shall be permitted to occupy the Demised Premises following substantial completion and the Rent shall be pro-rated up to the Lease Commencement Date.

The Fixed Rent payable hereunder shall be as follows:

Yr. 1    $33,750   Payable in equal monthly installments
Yr. 2     41,821   Payable in equal monthly installments
Yr. 3     43,429   Payable in equal monthly installments
Yr. 4     45,038   Payable in equal monthly installments
Yr. 5     46,646   Payable in equal monthly installments

      During any Extension Period, the Fixed Rent shall be determined in accordance with the provisions of said Exhibit 6.

3. Landlord's Work. Landlord shall, at Landlord's sole cost and expense, and in a good and workmanlike manner, carry out Landlord's Work. In the event that Tenant shall request any other work, then Tenant shall prepare plans and specifications with respect thereto, consistent with all applicable building codes, and with the design, structural capabilities, construction and equipment of the Building for Landlord's review. If Landlord shall approve the same (which approval should not be unreasonably withheld) then such work ("Special Work") shall be carried out by Landlord provided that Landlord shall submit to Tenant an estimate of the cost of the same and a statement of terms and conditions prior to commencing such Special Work. The "cost" of Special Work shall mean the actual cost incurred by Landlord in having such work performed by Landlord's contractor(s) plus the charges of any engineers whose services may be required, plus ten (10%) percent overhead and ten (10%) percent profit. Notwithstanding any of the foregoing, it is agreed and understood that all HVAC, electrical, plumbing and structural plans and specifications forming part of any Special Work, shall be prepared by Landlord's engineers at Tenant's sole cost and expense.

4. Force Majeure. Except as otherwise set forth herein, this Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or implied to be supplied or is unable to make, or is delayed in making any repair, additions, alterations, or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing within the time periods applicable thereto by reason of strike or labor troubles or any cause whatsoever beyond its reasonable control, including but not limited to, delays in obtaining governmental approvals, inability or delays in obtaining labor or materials, governmental preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

5. Use and Occupancy. Tenant shall use and occupy the Demised Premises for general office purposes only, and for no other purpose (the "Represented Use"). Landlord represents that the Represented Use does not, as of the Lease Commencement Date, violate either the zoning laws covering the use of the Demised Premises or make void or voidable any insurance of Landlord now in effect. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy, the Demised Premises or do or permit anything to be done in the Demised Premises which: (i) causes or is liable to cause


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injury to persons, to the Building or its equipment, facilities or systems; (ii)
impairs or tends to impair the character, reputation or appearance of the Building as a first-class office building; (iii) impairs or tends to impair the proper and economic maintenance, operation and repair of the Building or its equipment, facilities or systems; or (iv) annoys or inconveniences or tends to annoy or inconvenience other tenants or occupants of the Building.

6. Subordination. This Lease is subject and subordinate to all mortgages and all ground or underlying leases and to all leasehold mortgages which may now or hereafter affect any such leases, covering the Building or the Property, and to all renewals, modifications, consolidations, replacements and extensions of any such instruments. This clause shall be self-operative and no further instrument of subordination shall be required by the holder of any such mortgage or ground or underlying lease. In confirmation of such subordination, Tenant shall, within thirty (30) days after notice, execute and deliver a certificate, in such form, as Landlord may reasonably request. If Tenant fails to execute, acknowledge or deliver any such certificate within such thirty (30) day period, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute and deliver the same for and on behalf of Tenant.

7. Alienation

Except as expressly set out in Section 7(b) below, Tenant shall not assign, sublet, mortgage, or otherwise alienate Tenant's interest under this Lease in any way whatsoever or otherwise suffer or permit the Demised Premises or any part thereof to be used by any other party. Notwithstanding the foregoing, if Tenant shall alienate Tenant's interest hereunder in breach of the provisions of this Section 7(a), then without prejudice as to any other rights and remedies of Landlord, Landlord may collect rent from any assignee, subtenant, licensee or other occupant and apply the net amount collected to the Rent, provided that no such collection of rent by Landlord shall be deemed a waiver of the provisions of this section 7(a) or the acceptance by Landlord of any third party as "Tenant" hereunder, or as a release of Tenant from the further performance of Tenant's covenants herein contained. It is agreed and understood that for the purposes of this Lease, an "assignment" prohibited hereunder shall be deemed to have occurred in the event that Tenant is at any time a partnership, and there shall be a withdrawal or change (voluntary, involuntary, by operation: of law or otherwise) of any of the partners thereof or a dissolution of the same or, in the event that Tenant is at any time a corporation, and there shall occur a dissolution, merger, consolidation or other reorganization of Tenant or any change in the ownership (voluntary, involuntary, by operation of law, creation of new stock or otherwise) of fifty (50%) percent or more of Tenant's stock, or in the event of a sale of fifty (50%) percent or more of the value of Tenant's assets from time to time. However, it is further agreed and understood that Tenant shall be permitted to assign Tenant's interests hereunder to any corporation which is a parent, subsidiary or affiliate of Tenant. For the purposes of this Section 7(a), a "parent" shall mean a corporation which owns one hundred (100%) percent of the outstanding stock of Tenant, a "subsidiary" shall mean any corporation of which Tenant owns one hundred (100%) percent of all outstanding stock, and an "affiliate" shall mean any corporation with one hundred (100%) percent of its stock owned by Tenant's parent.

Notwithstanding the provisions of Section 7(a) above, it is agreed and understood that Tenant may, with the express prior written consent of Landlord, which shall not be unreasonably withheld, sublet all of Tenant's interest in this Lease. Any request by Tenant to grant a sublease shall contain all of the material terms of the proposed subletting. Following receipt of Tenant's notice, Landlord shall have a period of thirty (3O) days to either consent or refuse consent to the proposed subletting and if Landlord shall


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fail to respond during said thirty (30) day period, Landlord shall be presumed to have rejected the same. In the event that Landlord shall consent to the subletting, all 50/50 profits accruing to Tenant as a result of such subletting shall be the sole and absolute property of Landlord, including any premium paid by the subtenant and any excess rental payment, but less any and all transactional costs paid by Tenant. Tenant shall reimburse Landlord on demand for any and all reasonable costs that Landlord may incur in connection with any proposed subletting by Tenant, including (without limitation) the costs of investigating' the acceptability of the proposed subtenant, and all legal costs incurred in connection with the granting any of requested consent and the preparation of documentation with respect thereto. It is agreed and understood that any subletting made with the consent of Landlord shall not affect the continuing primary liability of Tenant hereunder (which, following any such subletting, shall be joint and several with the subtenant) so that Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease by reason of such subletting.

8. Tenant's Certificate. Tenant shall, without charge at any time and from time to time, within ten days after request by Landlord, certify by written instrument duly acknowledged and delivered to any proposed or actual mortgagee (including, without limitation, Mortgagee, as defined in Section 43 below), assignee of any mortgage or purchaser, or any other person, firm or corporation specified by Landlord:

That this Lease is unmodified and in full force and effect, or, if there has been modification, that the same is in full force and effect as modified and stating the modifications.

That there are then existing no setoffs, or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of Tenant to be performed or complied with and that Landlord is not in default under any provision of this Lease or any modification, extension or renewal of this Lease or, if not the case specifying the alleged default.

The dates, if any, to which the Rent has been paid in advance.

9. Compliance With Laws. Tenant, at Tenant's expense, shall duly comply with all laws and ordinances and the orders, rules, regulations and requirements of federal, state and municipal governments and departments thereof, now or hereafter referable to or arising by reason of Tenant's occupancy, use or manner of use of the Demised Premises or the Parking Lot or any installations made therein by or on behalf of Tenant. However, Tenant shall not be obligated to make any structural changes or alterations to comply therewith unless they are made necessary by reason of the negligence or improper conduct of Tenant, or of Tenant's employees, agents visitors, contractors, invitees, or by reason of Tenant's wrongful use of the Demised Premises.

10. Floor Loads. Tenant shall not place a load upon any floor of the Demised Premises exceeding seventy (70) pounds per square foot. Landlord reserves the right to prescribe the weight and position of all safes, business machines, mechanical equipment and other unusually heavy equipment. Such installments shall be placed and maintained by Tenant, at Tenant's expense, in settlings sufficient, in Landlord's judgment, to absorb and prevent vibrations, unreasonable notice and annoyance.

11. Property Loss. Neither Landlord nor Landlord's agents shall be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence or willful acts of Landlord, or of Landlord's agents, servants or


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employees, invitees, or by Landlord's failure to perform its covenants under this Lease, nor shall Landlord or Landlord's agents be liable for any such damage caused by other Tenant's or persons in, upon or about said Building or caused by operations in construction of any private, public or quasi-public work. After the Lease Commencement Date, Tenant shall not move any bulky matter or bulky fixtures into or out of the Building without Landlord's prior written consent which shall not be unreasonably withheld or delayed. If such bulky matter or bulky fixtures require special handling, all work in connection therewith shall comply with all laws and regulations applicable thereto and shall be done during such hours as Landlord may reasonably designate. Tenant shall indemnify and save, harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance (including reasonable attorney's fees) which are paid, suffered or incurred as a result of any breach by Tenant, or by Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this Lease or by the negligent or willful acts of Tenant or of Tenant's agents, contractors, clients or licensees. Tenant's liability under this Lease extends to the acts and omissions of any licensee of Tenant and any agent, contractor, employee, invitee or licensee of any such licensee, but does not extend to the acts or omissions of Landlord or Landlord's employees, contractors or agents when they act as contractor or agent for any such licensee. The liability of Tenant to indemnify and save harmless Landlord, shall not extend to any matter against which Landlord shall be effectively protected by insurance, provided, however, that if any such liability shall exceed the amount of the effective and collectible insurance in question (unless the non-collectibility thereof shall have resulted from or been caused by the acts of Landlord or Landlord's agents, servants, employees, guests or invitees) said liability of Tenant shall apply to such excess, and provided further that said limitation will not constitute a violation by Landlord of any provision of any applicable insurance policy or an act which would impair payment of the proceeds under any such policy. Landlord and Tenant each agree to obtain (if available) mutual "waiver of subrogation clauses" in their respective liability and casualty insurance policies to the effect that each party and their respective insurance companies will not see recovery from the other party to the extent a casualty loss is covered by their respective insurance policies.

12. Destruction by Fire or Other Casualty. If the Demised Premises shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this Lease shall continue in full force and effect except as hereinafter set forth. If the Demised Premises are partially unusable, then at Landlord's election, either (a) such damage shall be repaired and rebuilt with reasonable diligence by and at the expense of Landlord to the extent insurance proceeds are actually paid to Landlord, and the Fixed Rent and all Additional Rent, from the day following the casualty until the date upon which such repair shall be substantially completed, shall be abated in proportion to the part of the Demised Premises which are unusable; or (b) this Lease may be terminated upon Landlord furnishing Tenant with written notice of such termination. If the Demised Premises are totally damaged or rendered wholly unusable by fire or other casualty, then the Fixed Rent shall be proportionately paid up to the date of the casualty and thereafter shall cease until the date when the Demised Premises shall have been repaired, rebuilt and restored by Landlord to substantially the same condition as the Demised Premises were as of the Lease Commencement Date, subject to the Landlord's right to elect not to restore the same and Tenant's right to terminate this Lease as hereinafter provided. If the Demised Premises are rendered wholly unusable (whether or not the Demised Premises are damaged in whole or in part) or if the Building shall be so damaged that Landlord shall decide to demolish it or not to rebuild or repair the same, or if Landlord shall decide to rebuild the same, but if Landlord does not substantially complete the repair or re-


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building of the Demised Premises within ninety (90) days following such casualty
(but subject to Force Majeure as described in Section 4 above), then in any of such events, Landlord or Tenant may elect to terminate this Lease by written notice to the other given within one hundred eighty (180) days after the date of such fire or casualty. Such notice shall specify a date for the expiration of this Lease, and upon the date specified the Term shall expire by lapse of time as fully and completely as if such date were the scheduled expiration date of this Lease and Tenant shall forthwith quit, surrender and vacate the Demised Premises, but without prejudice, to Landlord's rights and remedies against Tenant arising prior to such termination, and any Rent owing shall be paid up to the date of such termination and any payments of Rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make repairs and restorations as herein set forth with all reasonable expedition, subject to delays caused by Force Majeure. Nothing contained herein shall relieve Tenant from liability hereunder that may exist as a result of damage from fire or other casualty. Tenant acknowledges that Landlord will not carry insurance with respect to Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same. Landlord shall keep the Building, including Landlord's Work, insured against loss or damage by fire and against loss or damage by other risks now or hereafter embraced by "Extended Coverage", so-called, and against such other risks as prudent operators of similar facilities would normally insure in amounts sufficient to prevent Landlord from becoming a coinsurer under the terms of the applicable policies, but in any event in an amount not less than eighty (80%) percent of the then "full replacement cost" ("full replacement cost" being the cost of replacing the Building excluding the cost of excavations, foundations and footings). In the event that Tenant's use of the Demised Premise shall be violative of the rules and regulations of the Fire Insurance Rating Organization and, as a result thereof, Tenant cannot continue the Represented Use without being in default of this Lease, Tenant shall nonetheless remain liable to Landlord for the faithful observance of all the terms, covenants and conditions of this Lease.

13. Indemnity, Liability Insurance. Tenant shall indemnify and save Landlord harmless from and against any and all claims, suits, actions, damages, liabilities and expenses, including reasonable attorneys' fees and investigation costs for damages or injuries to goods, wares, merchandise and property and/or for any personal injury or loss of life in, upon or about the Demised Premises (except such claims as may be the result of the negligence or willful misconduct of Landlord, Landlord's agents, employees, or contractors) occasioned in whole or in part by any act or omission by Tenant, Tenant's agents, employees, invitees or contractors and arising during the Term or (if applicable) any earlier occupation of the Demised Premises by Tenant. Tenant shall provide on the earlier of (a) the Lease Commencement Date or (b) Tenant's possession of the Demised Premises, and shall keep in force during the Term for the benefit of Landlord and Tenant, a comprehensive policy of general liability insurance protecting Landlord and Tenant against any liability whatsoever occasioned by accident on or about the Demised Premises or the appurtenances thereof. Landlord shall be a "named insured" on such policy. Such policy shall be written by good and solvent insurance companies approved by Landlord and licensed to do business in the State of Connecticut, with a combined singe limit of not less than the Minimum Required Casualty Insurance Coverage. Such insurance policy shall contain appropriate endorsements denying Tenant's insurers the right of subrogation against Landlord. Prior to the time such insurance is first required to be carried by Tenant, and thereafter, at least thirty (30) days prior to the expiration of any such policy, Tenant agrees to deliver to Landlord either a


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duplicate original of the same policy or a certificate evidencing such insurance provided that such certificate contains an endorsement that such insurance may not be cancelled except upon thirty (30) days notice to Landlord, together with evidence of payment for the policy. Tenant's failure to provide and keep in force such insurance shall be regarded as a material default hereunder entitling Landlord to exercise any or all of the remedies provided for in this Lease following an event of default.

14. Eminent Domain.

If the whole of the Property or the Building is taken by condemnation or in any other manner for any public or quasi-public purpose, this Lease shall terminate as of the date of vesting of title in the condemning authority (the "Date of Taking"), and the Rent shall be prorated to the Date of Taking. If any part of the Building or Property is so taken, this Lease shall be unaffected by such taking, except that (i) Landlord, in Landlord's sole discretion, may terminate this Lease by notice to Tenant within ninety (90) days after the Date of Taking, and (ii) if 20% or more of the Demised Premises shall be taken and the remaining area of the Demised Premises, in Tenant's reasonable estimation, shall not be reasonably sufficient for Tenant to continue operation of Tenant's business, Tenant may terminate this Lease by notice to Landlord within ninety (90) days after the Date of Taking. This Lease shall terminate on the thirtieth (30th) day after any such notice by Landlord or Tenant, by which date Tenant shall vacate and surrender the Demised Premises to Landlord, and in which case the Rent shall be prorated to such date as Tenant vacates the Demised Premises by reason of such taking. If this Lease continues in force upon such partial taking, the Rent and Tenant's Proportionate Share of Landlord's Electrical Expense, Operating Expense Increases and Real Estate Tax Increases shall be equitably adjusted according to the rentable area of the Demised Premises and the Building remaining after such partial taking.

In the event of any taking as set forth in the immediately preceding subsection, all of the proceeds of any award, judgment or settlement payable by the condemning authority shall be and remain the sole and exclusive property of Landlord, and Tenant hereby assigns all of Tenant's right, title and interest in and to any such award, judgment or settlement to Landlord. Tenant, however, shall have the right (to the extent that the same shall not reduce or prejudice any award, judgment or settlement to Landlord) to claim from the condemning authority ( but not from Landlord) such compensation as may be recoverable by Tenant in Tenant's own right for moving expenses and damage to Tenant's property.

15. Alterations. Tenant shall make no structural or system changes or modifications in or to the Demised Premises of any nature without Landlord's prior written consent. Subject to the provisions of this Section 15, Tenant at Tenant's expense, may make alterations, installations, additions or improvements after the Lease Commencement Date which are nonstructural and which do not affect utility services including, without limitation, the HVAC system and the plumbing and electrical lines serving the Demised Premises. Any repairs, replacements, alterations, installation and/or additions required or permitted to be performed by Tenant under any provision of this Lease shall not be commenced until plans and specifications therefor have been submitted to and approved by Landlord. Such seek shall then be performed in accordance with such approved plans and specifications and shall be performed only by contractors, subcontractors and mechanics approved by Landlord and in a first-class manner to Landlord's reasonable satisfaction and shall be done in a manner which will ensure labor harmony within the Building. If Landlord grants Landlord's consent to the making of alterations or improvements by Tenant, such consent is solely for Landlord's benefit, and without any representation or warranty whatsoever to Tenant with respect to the adequacy or correctness of Tenant's plans and specifications.

If Landlord requires any changes, Tenant shall cause the plans and specifications to be revised in accordance with Landlord's requirements and shall resubmit the same to Landlord for Landlord's review. All fixtures and paneling, partitions, railings and other improvements installed or affixed to the Demised Premises by or at the request of Tenant, shall become the property of Landlord and shall remain upon and be surrendered with the Demised Premises unless Landlord, by notice to Tenant no later than twenty (20) days prior to the date fixed as the termination of this Lease, elects to have any items (other than Landlord's Work) removed by Tenant, in which event, the same shall be removed from the Demised Premises by Tenant forthwith, at Tenant's expense. Nothing contained in this Section 15 shall be construed to prevent Tenant's removal of Tenant's own business or trade fixtures, but upon removal of any such business or trade fixtures from the Demised Premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at Tenant's expense, repair and restore the Demised Premises to the condition existing prior to installation, ordinary wear and tear excepted, and repair any damage to the Demised Premises or the Building due to such removal. All property permitted or required to be removed by Tenant at the expiration of the Term remaining in the Demised Premises after Tenant's vacating of the Demised Premises shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed by Landlord at Tenant's expense. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall promptly deliver duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry workman's compensation (in full compliance with all applicable law) and such general liability, personal and property damage insurance as Landlord may reasonably require. If any mechanic's lien is filed against the Demised Premises or the Building for work claimed to have been done for (or materials furnished to) Tenant, then the same shall be discharged by Tenant within ten (10) days thereafter, at Tenant's expense, by filing the bond required by law, regardless of whether Tenant disputes any such claim.

16. Repairs. Landlord shall, throughout the Term, maintain and repair the basic structure and public portions of the Building, both exterior and interior, including (without limitation), all load bearing walls and the roof and all plate glass. Landlord shall insure, light, repair, keep and otherwise maintain all portions of the public lobby and stairways within the Building and the sidewalks, parking areas, curbs, passageways, and boardwalk areas adjoining or appurtenant to the Building. Tenant shall, throughout the Term, take good care of the interior of the Demised Premises and Tenant's fixtures and appurtenances therein and at Tenant's cost and expense, shall make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty excepted. Notwithstanding the foregoing, all damage or injury to the Demised Premises or to any other part of the Building, including plate glass, or to the Building's fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, approximately caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's invitees, clients or licensees, shall be repaired promptly by Tenant at Tenant's sole cost and expense, to the satisfaction of Landlord. Tenant shall also promptly repair all damage to the Building and the Demised Premises approximately caused by the moving of Tenant's fixtures, furniture or equipment. All repairs by Tenant shall be of quality or class equal to the original work or construction. If Tenant fails after ten (10) business days' written notice to proceed with due diligence to make any repairs required to be made by Tenant hereunder, the same may be made by Landlord at the expense of

Tenant and such expense shall be collectible as Additional Rent hereunder immediately upon rendition of a bill or statement thereof. Tenant shall deliver to Landlord prompt notice of any defective condition in any plumbing, HVAC system or electrical lines located in, servicing or passing through the Demised Premises and following such notice, Landlord shall remedy the condition with reasonable diligence but at the expense of Tenant if the repairs are necessitated by damage or injury attributable to Tenant, or to Tenant's clients, invitees or licensees. Landlord shall pay for all repairs necessitated or caused by damage or injury attributable to Landlord, Landlord's servants, agents, employees and contractors. Landlord shall assign to Tenant all warranties or guaranties applicable to Landlord's Work which are assignable, to the extent Tenant has any responsibilities in connection with the warranted or guaranteed work. There shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord making or failing to make any repairs, alterations, additions or improvements in or to any portion of the Building or the Demised Premises or in and to the fixtures, appurtenances or equipment thereof provided that Tenant is not materially inconvenienced thereby for a period in excess of ten (10) business days.

17. Operating Expenses.

Operating Expenses shall mean and include those charges incurred in respect to the management, repair, operation and maintenance of the Building and the Property in any calendar year or portion thereof including any and all of the following: salaries, wages, hospitalization, medical, surgical and general employee benefits (including group life insurance) and pension payments of employees of Landlord engaged in the operation and maintenance of the Building and Property, payroll taxes, worker's compensation insurance, utility usage surveys, utility taxes, water (including sewer rental), heating, ventilating and air conditioning, premiums for insurance of the kind normally carried by owners of similar properties (including insurance in case of fire or casualty against loss of up to eighteen (18) monthly installments of fixed rental income from the Property) or if there be any mortgage of the Building, or the Property, or both, as may be required by the holder of such mortgage; or also as elsewhere required herein, repairs and maintenance, building and cleaning supplies, uniforms and dry cleaning, window cleaning, management fees, landscaping, snow and ice removal, accounting and other miscellaneous administrative expenses, the cost of all supplies, tools, materials and equipment, depreciation of hand tools and other movable equipment used in the repair, operation or maintenance of the Building, service contracts with independent contractors, telephone charges, and a pro rata share (reasonably based on use and square footage) of any expenses incurred in connection with common area charges or costs benefiting the Building and which may be shared with other facilities, utilities or improvements relating to the Building and the Property and all other similar and customary expenses paid in connection with the operation and maintenance of the Building and the Property. Operating Expenses shall not include: (i) expenses for repairs or other work occasioned by fire or other insured casualty; (ii) expenses incurred in leasing or procuring new tenants or refitting existing space for new tenants; (iii) rental under any ground or underlying leases; (iv) depreciation or amortization; (v) expenditures for capital improvements other than as described below; (vi) wages, salaries, or other compensation paid to any director, officer or executive employee of Landlord above the grade of Building superintendent; (vii) principal and interest payments on mortgage financing;
(viii) Landlord's Electrical Expense as defined in Section 19; (ix) amounts which may be the specific obligation of other tenants within the Building; and
(x) Landlord's income or corporate taxes. Notwithstanding the foregoing, if during the Term, Landlord shall make a capital expenditure necessary or desirable, in the opinion of the Landlord, to meet the requirements of applicable laws or designed to increase the operating efficiency of the Buildings or to save on Operating Expenses or to replace obsolete operating equipment, there shall be included in Operating Expenses for the year in which the capital expenditure was made and in each succeeding year, an annual charge of such capital expenditure. The annual charge shall be determined by dividing the original capital expenditure plus a reasonable interest factor by the number of years of useful life of the capital expenditure. The useful life shall be determined by Landlord in accordance with generally accepted accounting principles.

For each calendar year of the Term (or any fraction thereof) if the projected Operating Expenses shall exceed the actual Operating Expenses paid by Landlord during the Base Year (an "Operating Expense Increase") then Tenant shall pay as Additional Rent a sum equal to Tenant's Proportionate Share of Operating Expense Increases multiplied by the Operating Expense Increase. At the commencement of each calendar year during the Term, commencing January 1, 1996 and at all times based upon an assumed ninety (90%) percent occupancy of the Building (whether or not such is the case) Landlord shall project the Operating Expenses payable during such year, and shall deliver Tenant notice thereof, together with reasonable backup documentation to substantiate the amount of any increase, and on the first (1st) day of the calendar month in question and on the first (1st) day of each month thereafter during such year, Tenant shall pay to Landlord one-twelfth (1/12) of the Additional Rent calculated pursuant to this Section 17
(b) Within sixty (60) days of the end of each calendar year, Landlord shall calculate the actual Operating Expenses paid during the immediately preceding year, and shall notify Tenant of the same (and shall provide reasonable backup documentation substantiating Landlord's calculations) and if the actual Operating Expenses were greater than the projected Operating Expenses, Tenant shall pay to Landlord the balance within thirty (30) days of receiving Landlord's notice, and in the event that the actual Operating Expenses were less than the projected Operating Expenses, Landlord shall credit the amount owed to Tenant against the next installment or installments (as appropriate) of Additional Rent payable by Tenant pursuant to this Section 17(b).

In the event Landlord leases any portion of the Building on a triple net lease basis so that Landlord shall not be obligated to provide all of the services for which charges are incurred pursuant to this Section 17, Tenant's Proportionate Share of Operating Expense Increases shall be adjusted to reflect the ratio of
(i) Tenant's Rentable Square Footage to (ii) the total rentable square footage of the Building minus the rentable square footage of any triple net lease tenants. Any payments to Landlord by triple net lease tenants for services incurred pursuant to this Section 17 shall reduce Landlord's Operating Expense for the year in question.

Every notice given by Landlord pursuant to this Section 17 shall be conclusive and binding upon Tenant unless within thirty (30) days after the receipt of such notice Tenant shall notify Landlord that tenant disputes the correctness of the notice, specifying the particular respects in which the notice is claimed to be incorrect, and if such dispute shall not have been settled by agreement within sixty (60) days, the dispute shall be submitted to arbitration in accordance with the then existing rates of the American Arbitration Association. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall pay Additional Rent in accordance with Landlord's notice, provided that such payment shall be without prejudice to Tenant's right to dispute the same.

Exhibit 5, attached hereto and made a part hereof, represents Landlord's anticipated Base Year Operating Expenses. However, it is hereby agreed, stipulated and understood between Landlord and

Tenant that Landlord has provided Tenant with such information by way of courtesy only, and that all calculations to be made pursuant to this Section 17 shall be based upon the actual Operating Expenses paid by Landlord during the Base Year, and that although the list of items therein contained represents Landlord's good faith prediction of the expenses payable with respect to the Property during the Base Year, the same may not be exhaustive and shall not be construed as limiting those expenses which fall within the definition of "Operating Expenses" pursuant to the provisions of Section 17(a) above.

18.  Real Estate Taxes.

For the purposes of this Section 18, the expression "Real Estate Taxes" shall mean the aggregate of all taxes, assessments, charges, transit taxes, excises, levies, and any other government charges of any kind or nature, special, ordinary or extraordinary, presently existing or created hereafter, foreseen or unforeseen, which in any calendar year period may be assessed, levied, confirmed, imposed upon or which may become a lien upon the Property, or which may be assessed against Landlord in lieu of real estate taxes upon the Property, and which become due and payable, for such calendar year.

If during the calendar year commencing January 1, 1995, and during each calendar year of the Term thereafter (or any fraction thereof) the Real Estate Taxes paid by Landlord shall exceed Real Estate Taxes paid during the Base Year, (a "Tax Increase") Tenant agrees to pay Landlord, as Additional Rent, a sum equal to Tenant's Proportionate Share of Tax Increases multiplied by the Tax Increase. Landlord shall furnish to Tenant a copy of the Tax Assessor's report or reports showing the assessment for the Property and the report or reports showing the increased assessment therefor and all applicable tax bills, or such other evidence coming from the Assessor's and/or Tax Collector's office which will show the Real Estate Taxes involved or some other reasonable documentation of the matter.

Any amount due to Landlord under the provisions of this Section 18 shall be payable in equal monthly installments, commencing with the first (1st) day of the month on which Landlord shall submit to Tenant a bill therefor. Notwithstanding the foregoing, at such time as the Real Estate Taxes shall be ascertained for the then current calendar year, the installments then becoming due hereunder shall be increased by an amount sufficient to compensate Landlord for any previous deficiencies in installments and thereafter the monthly installments shall be increased pro-rata based with respect to the Real Estate Taxes for the then current calendar year so that one (1) months prior to the date that the Real Estate Taxes Fall due, Tenant's Proportionate Share of Tax Increases shall be paid in full. Notwithstanding the foregoing, if any Real Estate Taxes are payable in full before the expiration of the calendar year in question, whether in installments or by a lump sum payment, the monthly payments by Tenant shall be in such amount as to ensure that Landlord shall have all sums due from Tenant hereunder with respect to such Real Estate Taxes one (1) month prior to the date such payment falls due.

Payments required pursuant to this Section 18 with respect to Real Estate Taxes for a calendar year containing a period of time not included in the Term, shall be pro-rated by Landlord.

Landlord reserves the right, through available legal remedies, to contest the validity of any Real Estate Taxes or the amount of the assessed valuation of the Property or any portions thereof for any calendar year. If Landlord shall receive any tax refund, remission, or abatement with respect to Real Estate Taxes for any calendar year for which Tenant has paid Tenant's Proportionate Share of Tax Increases, Landlord shall credit Tenant proportionately, after first deducting therefrom the share of

Landlord's cost and expense in procuring such refund, remission or abatement, as proportionately attributed to the reimbursement due to Tenant. Tenant, at Tenant's sole cost and expense, with the written consent of other tenants of the Building occupying at least fifty (50%) percent of the total rentable square footage of the Building (including Demised Premises), may undertake, by appropriate proceedings, to review any assessments with respect to Real Estate Taxes for any year occurring after the Lease Commencement Date. Any documents required to enable Tenant to reasonably prosecute any such proceeding, shall be executed and delivered by Landlord upon reasonable demand. If Landlord shall receive any refund for any year as a result of any proceedings undertaken by Tenant pursuant to this Section 17(e), Landlord shall reimburse Tenant for any reasonable expenses incurred by Tenant in obtaining the same (including reasonable attorneys' fees) and a proportion of the remaining sum (in accordance with Tenant's Proportionate Share of Tax Increases) shall be paid to Tenant.

It is agreed and understand that nothing herein contained shall require Tenant to pay municipal, state or federal income taxes assessed against Landlord, or any municipal, state or federal capital levy, estate, succession, inheritance or transfer taxes of Landlord, or corporation or franchise taxes imposed upon any corporate owner of the fee simple title to the Property or any such part thereof which includes the Demised Premises.

19. Electricity.

Except as hereinafter provided to the contrary, Landlord shall cause electricity to be made available to the Demised Premises for the normal use of lighting and for other items such as (but not limited to) lamps, typewriters and small office equipment not requiring a separate circuit (small computers, copy machines and fax machines included), and not for any other equipment or installations. As Additional Rent hereunder, Tenant shall pay monthly, commencing with the Lease Commencement Date, one-twelfth (1/12) of Tenant's Proportionate Share of Electrical Expense (as defined in Section 1 above). Tenant shall always pay an amount which is no less than one-twelfth (1/12) of the product of (i) the Initial Electric Charge set forth in Section 1 above and (ii) Tenant's Rentable Square Footage, which amount shall be payable from the Lease Commencement Date unless and until increased pursuant hereto. In the event Landlord permits any tenant in the Building to separately meter its electricity usage, Tenant's Proportionate Share of Landlord's Electrical Expense shall be adjusted to reflect the ratio of (i) Tenant's Rentable Square Footage to (ii) the total rentable square footage of the Building minus the rentable floor area of any separately metered tenants. Any payments to Landlord or to the appropriate utility company by separately metered tenants attributable to electricity consumption in any part of the Building and/or the Property shall directly reduce Landlord's Electrical Expense accordingly, on a dollar for dollar basis. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electricity furnished to the Demised Premises by reason of any requirement, act or omission of the public utility serving the Property with electricity or for any other reason not within the control of Landlord. Landlord shall replace all lighting tubes, lights, bulbs and ballasts required in the Demised Premises, at Tenant's expense.

All lighting, electrical and kitchen appliances and office equipment to be initially installed in the Demised Premises shall be subject to Landlord's prior written consent. Tenant's use of electricity in the Demised Premises shall not, at any time, exceed the capacity of any of the electrical conductors and equipment in or serving the Demised Premises. Tenant shall not, without Landlord's prior consent in each instance, connect any additional or different fixtures, appliances or equipment (other than lamps, typewriters, word processors, copier machines, fax and telex machines and equipment not requiring a separate circuit) to the

Building's electricity distribution system or make any alteration or addition to the electricity distribution system of the Demised Premises. All additional risers or other equipment required in connection with any alterations made to such electricity distribution systems on behalf of Tenant shall be provided by Landlord and the cost thereof shall be paid by Tenant upon demand by Landlord. If any additional fixtures, appliances or equipment (other than lamps, typewriters, word processors, copier machines, fax and telex machines and small office equipment not requiring a separate circuit) shall be connected to the Building's electricity distribution system or any alteration or addition to the electricity distribution system of the Demised Premises shall be made by or on behalf of Tenant and if the Demised Premises are not separately metered, forthwith upon the occurrence of any such events, Tenant's Proportionate Share of Landlord's Electrical Expense shall be increased by an amount which will reflect the additional electricity to be consumed by Tenant. If Landlord and Tenant cannot agree thereon, the amount of such increase shall be determined by a reputable, independent licensed electrical engineer, to be selected by Landlord and reasonably acceptable to Tenant whose fees or charges shall be included as Operating Expenses for the year in question. When the amount of such increase is so determined, Tenant shall pay to Landlord, on demand, the amount thereof retroactive to the date of the occurrence.

If Tenant requires the use of electricity during hours significantly greater than the normal office hours referred to in Section 20 below, the same shall be supplied by Landlord at the published rate therefor from time to time in effect. The bill for such extra electricity will be billed by Landlord to Tenant as Additional Rent hereunder.

If any tax is imposed upon Landlord with respect to electrical energy furnished to Tenant by any federal, state or municipal authority, Tenant, unless prohibited by law or by any governmental authority having jurisdiction thereover, shall pay to Landlord, on demand, Tenant's pro rata share of any and all such taxes.

It is agreed and understood, that at Landlord's election, or if requested in writing by tenants leasing more than fifty (50%) percent of the total rentable square footage of the Building, Landlord shall engage a qualified consultant to survey electricity usage. Those tenants consuming more than their proportionate share thereof shall pay an additional monthly charge to cover each such tenant's excess consumption. Costs of the survey and the consultant shall be included as the Operating Expenses for the year in question.

20. Services Provided by Landlord. For so long as Tenant is not in default under any of the covenants of this Lease, Landlord shall provide: (a) full elevator service; (b) central heating, ventilating and air conditioning ("HVAC") to the Demised Premises when and as required on business days (holidays excepted) from 7 a.m. to 7 p.m. (weekdays) or 7 a.m. to 12 noon on Saturdays (and for more extended hours or on Saturday afternoon, Sundays or holidays at Landlord's published cost therefor from time to time in effect, which is $25.00 per hour at the date hereof); (c) water for ordinary lavatory and pantry purposes, but if Tenant uses or consumes water for any other purpose or otherwise consumes unusual quantities, Landlord may install a water meter at Tenant's expense (which Tenant shall thereafter maintain in good working order and repair at Tenant's expense) to register such water consumption and Tenant shall pay Landlord for water consumed as shown on said meter as Additional Rent as and when bills are rendered; (d) cleaning service for the common areas of the Building and the Demised Premises on business days (holidays excepted) as more specifically set forth in Exhibit 3 attached hereto and made a part hereof, provided that Tenant shall pay Landlord the cost of removal of any of Tenant's refuse and rubbish in excess of normal amounts for the average tenant in the Building and for special cleaning services or cleaning services in excess of those set forth in said Exhibit 3; and (e) security systems and personnel for the Building commensurate with that offered in comparable office buildings in Stamford, Connecticut. Landlord reserves the right to stop providing heating, elevators, plumbing, air conditioning, electric power, cleaning or any other services, when necessary due to accident or for repairs, alterations, replacements or improvements necessary or desirable in the reasonable judgment of Landlord, for as long as may be reasonably required by reason thereof or by reason of strikes, accidents, laws, orders or regulations or any other reason beyond the control of Landlord, and in any such case, Tenant shall not be entitled to any abatement of Rent or any other offset whatsoever.

21. Signs. Tenant shall not place any sign upon or adjacent to the Demised Premises, without the express written consent of Landlord. If Tenant shall cause or permit any other sign to be attached to any part of the Building not within the Demised Premises or which is visible from the exterior of the Demised Premises without Landlord's written permission, Landlord shall have the right, in addition to any other rights or remedies without notice or liability to Tenant, to remove and dispose of any such sign or other object and to make any repairs necessitated by any such removal, all at Tenant's sole cost and expense, and Landlord's cost and expense in performing such removal and repair shall be deemed Additional Rent hereunder, payable together with the next installment of Fixed Rent due hereunder.

22. Exculpation. Notwithstanding any other provision herein contained, Tenant shall look solely to Landlord's interest in the Property for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of the Lease to be observed and/or performed by Landlord, and no other property or assets of the Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies with respect to this Lease or in connection with Tenant's occupancy or use of the Demised Premises.

23. No Representations by Landlord. Neither Landlord nor Landlord's agents have made any representations or promise with respect to the physical condition of the Building, the Property or the Demised Premises, except as hereby expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. Tenant has inspected the Building and the Demised Premises and is thoroughly acquainted with their condition.

24. Brokers. Tenant represents that there was no broker instrumental in consummating this Lease other than the Brokers set forth in Section 1 above. Tenant agrees to hold Landlord harmless from and against any and all claims or demands for brokerage commissions arising out of or in connection with the execution of this Lease based on conversations or negotiations with Tenant on the part of any broker other than the Brokers. Landlord will pay a full commission to Pierson & Smith Real Estate.

25. End of Term. Upon the expiration or other termination of the Term, Tenant shall quit and surrender to Landlord the Demised Premises, broom clean, in good order and condition, ordinary wear and tear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease. If the last day of the Term or any Extension Period falls on Sunday, this Lease shall expire at noon on the preceding Saturday unless it is a legal holiday in which case it shall expire at noon on the preceding business day.

26. Default.

The following shall be events of default under this Lease: (i) if Tenant defaults in payment of Rent for a period of ten (10) days after any payment or installment of Rent shall become due and payable; (ii) if Tenant defaults in the performance of any other term, covenant, condition or obligation of Tenant under this Lease and fails to cure such default within a period of twenty (20) days after notice from Landlord specifying such default, or if such default specified by Landlord is not curable within such twenty (20) day period, if Tenant fails within three (3) days after such notice from Landlord to commence to cure such default or thereafter fails diligently to pursue completion of such cure during and after such thirty (30) day period; (iii) if Tenant abandons or vacates any portion of the Demised Premises; (iv) if Tenant makes any transfer, assignment, conveyance, sale, pledge or disposition of all or a substantial portion of Tenant's property, or removes a substantial portion of Tenant's Property from the Demised Premises other than by reason of any assignment permitted under this Lease; (v) if Tenant's interest herein is sold under execution; (vi) if Tenant shall file a voluntary petition pursuant to the United States Bankruptcy Code, as amended from time to time (the "Bankruptcy Code") or any successor thereto, or shall take the benefit of any insolvency act or law or be dissolved, or if an involuntary petition is filed against Tenant pursuant to the Bankruptcy Code or any successor thereto and said petition is not dismissed within thirty (30) days after such filing; (vii) if a receiver shall be appointed for Tenant's business or assets or any of them and the appointment of such receiver is not vacated within thirty (30) days after such appointment; or (viii) if Tenant shall make an assignment for the benefit of Tenant's creditors.

Upon the occurrence of any such event of default, Landlord may without prejudice to its other rights hereunder, or at law, do any one or more of the following:
(i) terminate this Lease and reenter and take possession of the Demised Premises; (ii) without such re-entry, recover possession of the Demised
Premises in the manner prescribed by any statute relating to summary process, and any demand for the Rent, re-entry for condition broken, and any and all notices to quit; or (iii) declare immediately due and payable all the remaining installments of the Rent and such amount, less the fair rental value of the Demised Premises for the remainder of the Term, which shall be construed as liquidated damages and shall constitute a debt provable in bankruptcy or receivership. Upon recovery of possession of the Demised Premises, Landlord may relet the Demised Premises as Landlord may see fit without thereby avoiding or terminating this Lease, and for the purpose of such reletting, Landlord is authorized to make such repairs to the Demised Premises as may be necessary in the reasonable opinion of Landlord, for the purpose of such reletting, and if a sufficient sum is not realized from such reletting (after payment of all costs and expenses of such repairs and the expense of such reletting and the collection of rent accruing therefrom) each month to equal the Rent, then Tenant shall pay such deficiency each month upon demand therefor.

After default by Tenant, the acceptance of the Rent or failure to re-enter by Landlord shall not be held to be a waiver of Landlord's right to terminate this Lease, and Landlord may re-enter and take possession of the Demised Premises as if no Rent had been accepted after such default. All of the remedies given to Landlord in this Lease following an event of default by Tenant are in addition to all other rights or remedies which Landlord may be entitled under the laws of the State of Connecticut. Any and all remedies given to Landlord hereunder or by law by reason of Tenant's default hereunder shall be deemed cumulative and the election of one shall not be deemed a waiver of any other or further rights or remedies.

Notwithstanding the foregoing, if Tenant shall default (i) in the payment of any Rent (Fixed or Additional) and any such default shall continue for ten (10) days and be repeated for a total of three times in any period of twelve (12) months or (ii) in the performance of any other material covenant of this Lease for ten (10) days after delivery to Tenant of a written notice of default and such default shall be repeated more than three (3) times in any period of twelve (12) months, then, notwithstanding that such defaults shall have been cured after the notice period, any further similar default shall be deemed to be deliberate and an immediate event of default and Landlord thereafter may serve a three day notice of termination without affording Tenant an opportunity to cure such further similar default and Landlord may, without notice, re-enter the Demised Premises, by summary proceedings or otherwise, and remove Tenant's effects and hold the same as if this Lease had not been made. If Tenant shall default hereunder prior to the commencement of an Extension Period, Landlord may promptly cancel and terminate Tenant's election to take such Extension Period upon written notice to Tenant.

27. Additional Default Remedies. It is hereby agreed that in the event of the termination of this Lease pursuant to the provisions of Section 26 above, and without prejudice to the provisions of Section 29 below, Landlord may, at Landlord's option, recover from Tenant as and for liquidated damages with respect thereto, an amount equal to the Rent reserved hereunder for the unexpired portion of the Term, except that such sum shall in no event exceed a sum equal to thirty-six (36) months of Rent. In the event that Tenant shall pay such a liquidated sum in damages and thereafter, the Demised Premises are re-let, then Landlord agrees that upon the date which would have been the expiration of the Term (the "Expiration Date") Landlord shall pay to Tenant a sum equal to the net rent actually received by Landlord (exclusive of any escalation payments, tax payments, operating costs payments, electricity payments and the like) from the date of such termination up to the Expiration Date, less any and all reasonable expenses of any type, or nature incurred by Landlord in connection with the reletting of the Demised Premises whether foreseen or unforeseen and whether ordinary or extraordinary as reasonably determined by Landlord, provided, however, that such payment shall in no event exceed the amount of liquidated damages actually paid by Tenant as aforesaid or the amount of actual damages suffered by Landlord. Nothing herein contained shall, however, limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of any such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, (and governing the proceedings in which) such damages are proved, whether or not such amount be greater than, equal to, or less than the amount referred to above.

28. Effect of Re-entry. Following any such re-entry, expiration and/or dispossession by summary proceedings or otherwise (a) the Rent shall become due and be paid up to the time of such re-entry dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the Demised Premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the Demised Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may, at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Term and may grant concessions or free rent or charge a higher rental than that in this Lease, and/or (c) Tenant or the legal representatives of tenant shall also pay to Landlord, as liquidated damages, for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the Fixed Rent and the net amount, if any, of the rents collected on account of any new lease of leases of the Demised Premises for each month of the period which would otherwise have constituted the balance of the Term. The failure or inability of Landlord to re-let the Demised Premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to such deficiency such expenses as Landlord may incur in connection with re-letting, including legal expenses, attorneys' fees, brokerage, advertising, and all expenses incurred in keeping the Demised Premises in good order or preparing the same for reletting. Any such liquidated damages shall be paid in monthly installments by Tenant on the days specified in for payment of Rent in this Lease. Landlord, in putting the Demised Premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations as Landlord deems appropriate or necessary but the same shall not operate and be construed to release Tenant from liability hereunder. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Demised Premises, so long as Landlord uses reasonable efforts to do so, or in the event the Demised Premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the Rent payable hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceeding and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Demised Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

29.  Fees and Expenses.

Regardless of any other right or remedy of Landlord following an event of default, if Tenant shall fail to perform a non-monetary covenant hereunder, Landlord may immediately, or at any time thereafter and without notice, perform the same for the account of Tenant, and if Landlord makes any expenditures or incurs any obligations for the payment of money, in connection therewith including (but not limited to) reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding such sums paid or obligations incurred, together with interest and costs shall be deemed to be Additional Rent hereunder and shall be paid by Tenant to Landlord within ten (10) days of rendition of any bill or statement to Tenant thereof.

If any payment of Rent (Fixed or Additional) is in default, Tenant shall pay to Landlord, as Additional Rent, an amount equal to five (5%) percent of the amount in default as compensation for Landlord's extra administrative costs in investigating and collecting such late Rent payment. Further, if payment of any Rent is not made within ten (10) days after the same shall become due, Tenant shall pay as Additional Rent hereunder, interest on the sum from the date it became due until it is paid, at an annual rate which shall be four (4%) percent in excess of the then current "Prime Rate", as announced in the Wall Street Journal, from time to time, provided, however, in no event shall such interest rate be in excess of the highest rate of interest which from time to time shall be permitted under the laws of the State of Connecticut to be charged on late payments of sums of money due pursuant to the terms of a lease. All charges payable pursuant to this Section 29(b) shall be payable on demand and without prejudice to any of Landlord's other rights and remedies hereunder. No failure by Landlord to insist upon the strict performance by Tenant of Tenant's obligations under this Section 29(b) shall constitute a waiver by Landlord of Landlord's right to enforce the same in the future and the provisions of this
Section 29(b) shall not be construed as extending any applicable cure period.

Except as otherwise provided herein, in the event that Tenant requests Landlord to review, approve or prepare documentation for any reason relating to this Lease, Tenant shall reimburse Landlord for all of Landlord's reasonable expenses relating thereto, including attorneys' fees and administrative charges.

30. Bankruptcy and Insolvency. If at any time during the Term there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within ninety (90) days thereof, Tenant fails to secure a stay or dismissal thereof, or if Tenant makes an assignment for the benefit of creditors or petitions for or enters into an arrangement, this Lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any or more of such events, may be cancelled and terminated upon ten (10) day's advance written notice to the Tenant of such cancellation, and thereafter, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or any order of any court, shall be entitled to possession or to remain in possession of the Demised Premises but shall forthwith quit and surrender the same, and Landlord, in addition to the other rights and remedies Landlord may have by virtue of any other provision in this Lease contained or by virtue of any statute or rule of law, may retain as liquidated damages, the Security Deposit and any Rent received from Tenant or from others on behalf of Tenant, to the extent enforceable at law, but not to the extent that the same is greater than the damages actually suffered by Landlord. It is stipulated, agreed and understood that in the event of the termination of this Lease pursuant to this Section 30, Landlord shall forthwith be entitled to recover from Tenant as liquidated damages an amount equal to the difference between the Fixed Rent reserved hereunder for the unexpired portion of the Term and the fair and reasonable rental value of the Demised Premises for the same period. In the computation of such damages, the difference between any installment of Fixed Rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the Demised Premises for the period for which such installment was payable shall be discounted to the date of termination at the rate per annum then published in the Wall Street Journal as the "Prime Rate". If the Demised Premises or any part thereof shall be relet by the Landlord for the unexpired portion of the Term (or any part thereof) before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for that part of the Demised Premises so re-let during the term of re-letting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when (and governing the proceedings in which) such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

31.  Holding Over.

If Tenant retains possession of the Demised Premises or any part thereof after the expiration of the Term, Tenant's occupancy of the Demised Premises shall be as a tenant at will, terminable at any time by Landlord. Tenant shall pay Landlord for Tenant's use and occupancy of the Demised Premises during such period a Rent equal to two hundred (200%) percent of the total amount of the Rent payable hereunder for the month immediately preceding the expiration of the Term, and, in addition thereto, shall pay Landlord for all damages sustained by reason of Tenant's retention of possession. The provisions of this Section 31 shall not exclude Landlord's rights of re-entry or any other right hereunder or at law or in equity.

32. Waiver of Trial by Jury. Landlord and Tenant hereby waive trial by jury in any action proceeding or counterclaim brought by either Landlord or Tenant against the other (except for personal injury or property damage) with respect to any matters whatsoever arising out of or in any way connected with this Lease, including the relationship of Landlord and Tenant, or Tenant's use of or occupancy of the Demised Premises, or any emergency statutory or any other statutory remedy.

33. No Waiver. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease or of any of the Rules or Regulations herein set forth or hereafter adopted, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of any portion of the Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach and no provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by the Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein reserved shall be deemed to be other than a partial payment on account of the same and any endorsement or statement on any check or any letter accompanying any check for less than the full amount of the Rent shall not in any event be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of the Rent or pursue any other remedy provided for in this Lease. No act or thing done by Landlord or Landlord's agents during the Term shall be deemed an acceptance of a surrender of the Demised Premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employees of Landlord or of Landlord's agent shall have any power to accept the keys of the Demised Premises prior to the termination of this Lease and the delivery of keys to any such agent or employee shall not operate as a termination of this Lease or a surrender of the Demised Premises.

34. Bills and Notices. Unless as otherwise provided in this Lease, a bill, statement, notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to tenant at the Demised Premises or at the last known residence address or business address of Tenant or left at any of said locations addressed to Tenant and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is so delivered, mailed, or left. Any notice by Tenant to Landlord must be served by registered or certified mail addressed to Landlord at the address first herein above given or at such other address as Landlord shall designate by written notice.

35. Access to Demised Premises. Landlord or Landlord's agents shall have the right (but shall not be obligated, except as otherwise set forth) to enter the Demised Premises at any time in the case of an emergency, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements to the Demised Premises as Landlord may deem necessary and reasonably desirable or to any other portion of the Building or as Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this Lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the walls and above the ceilings of the Demised Premises and to erect new pipes and conduits therein. Landlord may, during the progress of any work in the Demised Premises, take all necessary materials and equipment into same without such action constituting an eviction nor shall the Tenant be entitled to any abatement of Fixed Rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the Term, Landlord shall have the right to enter the Demised Premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the Building or the Property, and during the last six months of the Term, for the purpose of showing the same to prospective purchaser. If Tenant is not present to open and permit an entry into the Demised Premises in an emergency, Landlord or Landlord's agents may enter by master key or forcibly and, provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected, except for damage or injury to property caused by Landlord's (or Landlord's servants', agents' and employees') negligent, illegal or willfully tortuous acts, taking into account all of the circumstances. If during the last month of the Term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter the Demised Premises and alter, renovate and redecorate without limitation or abatement of Fixed Rent, or liability to Tenant for any compensation and such act shall have no other effect on this Lease or Tenant's obligations hereunder. Landlord shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant, to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public part or parts of the Building and to change the name, number or designation by which the Building may be known.

36. Captions. The Captions contained in this Lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease nor the intent of any provisions herein contained.

37. Restrictions. The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical meaning. The term "business days" as used in this Lease shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the union or union to which Landlord's employees (from time to time) may belong.

38. Rules and Regulations. Tenant and Tenant's servants, employees, agents, visitors and licensees shall observe and comply with the Rules and Regulations, with respect to the Building as the same are attached hereto as Exhibit 4 and made a part hereof, and such other and further reasonable rules and regulations as Landlord or Landlord's agents may from time to time adopt and deliver notice of to Tenant, provided the same do not unreasonably interfere with the Represented Use or result in a material increase in operating Expenses. Any right to dispute the reasonableness of any additional rule or regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Landlord within ten (10) business days after Landlord's notice thereof. Landlord shall not be liable to Tenant for violation of the Rules and Regulations by any other or by such tenant's servants, employees, agents, visitors or licensees.

39. Quiet Enjoyment. Landlord covenants and agrees that upon Tenant promptly paying the Rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly have, hold and enjoy the Demised Premises for the Term, including appurtenances thereto such as common areas and the Parking Spaces, subject nevertheless, to the terms, covenants and conditions of this Lease and to any ground lease, underlying leases and mortgages. Landlord covenants that Landlord is the court appointed receiver of the Demised Premises and has authority to lease the Demised Premises to Tenant under the terms of this Lease and that so long as Tenant shall pay the Rent and shall keep, observe and perform all of the other covenants of this Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Demised Premises during the Term, free of interference from Landlord or those claiming through or under Landlord, subject nonetheless to the terms and conditions of this Lease. This covenant shall be construed as running with the Demised Premises to and against subsequent owners and successors in interest, and is not, nor shall it operate or be construed as, a personal covenant of Landlord, except to the extent of Landlord's interest in the Demised Premises and only so long as such interest shall continue, and thereafter this covenant shall be binding only upon such subsequent owners and successors in interest, to the extent of their respective interests, as and when they shall acquire the same, and only so long as they shall retain such interest.

40. Successors and Assigns. Without prejudice to Tenant's obligations pursuant to the provisions of Section 7 above, this Lease shall be binding on the parties, their heirs, administrators, executors, successors and assigns.

41. Security Deposit. Tenant has deposited with Landlord an amount equal to two months of Fixed Rent as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease (the "Security Deposit"). It is agreed that in the event Tenant defaults with respect to any of the terms, provisions and conditions of this Lease, including (but without limitation) the payment of Rent, Landlord may, if the default is not cured within a period of thirty (30) days after service of a written notice of default on Tenant, use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of same or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default with respect to any of the terms, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency in re-letting of the Demised Premises, whether such damages or deficiency accrued before or after summary proceedings or other reentry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants, and conditions of this Lease, the Security Deposit shall be returned to Tenant at the expiration of the Term, following surrender of possession of the Demised Premises to Landlord. In the event of a sale of the Property or the Building or the leasing of the Building, Landlord shall have the right to transfer the Security Deposit to the purchaser or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of the Security Deposit and Tenant agrees to look solely to the new landlord solely for the return of the Security Deposit, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new landlord. Tenant further covenants that Tenant will not assign or encumber the Security Deposit and that Landlord shall not be bound by any such assignment or encumbrance.

42. Consent. Wherever in this Lease Landlord's approval or consent is required, such approval or consent shall not unreasonably be withheld or delayed.

43.  Mortgagee.

The effectiveness of this Lease is subject to the written approval of the current mortgagee of the Property (the "Mortgagee") within fifteen (15) days from the date hereof. Said approval shall be diligently and promptly applied for and processed by Landlord. Tenant shall make no contact with Mortgagee for any reason whatsoever without Landlord's prior written consent or as may be otherwise specifically provided to the contrary herein. If Landlord notifies Tenant in writing within twenty (20) days after the date hereof that said approval has been withheld, then this Lease shall terminate and be of no further force and effect. Landlord shall have no liability or responsibility to Tenant whatsoever if this Lease is not approved by Mortgagee, other than to promptly return all pre-paid Rent and the Security Deposit.

Tenant agrees to deliver by registered mail to Mortgagee or any future mortgagees and/or trust deed holders, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing of Mortgagee's address and the addresses of such future mortgagees and/or trust deed holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then Mortgagee or such future mortgagees and/or trust deed holders shall have an additional sixty (60) days within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such sixty (60) days Mortgagee or such future mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, without limitation, commencement of foreclosure proceedings if necessary to effect such cure) in which event this Lease shall not be terminated while such remedies are being so diligently pursued. Notice of the termination of this Lease pursuant to the terms of this Section 43 by Tenant shall not be effective unless and until said notice is duly delivered and any such interested party shall fail to cure the default upon which such termination notice is based. Tenant hereby agrees not to look to any successor in title to the Property (or mortgagee in possession) for accountability for the Security Deposit, unless the same has actually been received by such successor in title or mortgagee in possession.

In the event that Mortgagee or any future mortgagee shall foreclose its mortgage, or exercise any of the other remedies provided for by law or contained in such mortgage resulting in the transfer of fee title to the Property (or any part thereof containing the Demised Premises) then Tenant will, upon request by any person or entity succeeding to the interest of Mortgagor as a result of such enforcement, automatically become the tenant of such successor in interest, without any change in the terms, covenants and conditions of this Lease, provided, however, that such successor in interest shall not be bound by (i) any payment of Rent (Fixed or Additional) for more than one (1) month in advance, other than the Security Deposit if such successor in title shall obtain the same, or (ii) any amendment or modification of this Lease made without the consent of Mortgagee or any such successor in interest. Upon request by any such successor in interest, Tenant shall execute and deliver an instrument or instruments confirming such attornment, provided that Tenant's failure to do so shall not affect the provisions of this Section 43(c) and if Tenant shall fail to execute any such instrument within ten (10) days of request therefor, Tenant hereby irrevocably constitutes and appoints Landlord and/or any such successor in interest as attorney-in-fact, coupled with an interest, to execute and deliver the same for and on behalf of Tenant.

44. Transfer of Landlord's Interest.

The term "Landlord" as used in this Lease, so far as covenants or agreements on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners of Landlord's interest in this Lease. Upon any transfer or transfers of such interest, Landlord herein named (and in case of any subsequent transfer the then transferor) shall thereafter be relieved of all liability for the performance of any covenants or agreements on the part of Landlord contained in this Lease.

45. Notices. All notices, demands or other communications ("notices") permitted or required to be given hereunder shall be in writing and, if mailed postage prepaid by United States certified or registered mail, return receipt requested, shall be deemed given on the sooner of: (a) three (3) days after the date of mailing thereof; or (b) the date of actual receipt. All notices not so mailed shall be deemed given on the date of actual receipt. Notices shall be addressed as follows: (a) If to Landlord, to: John DiMenna, Seaboard Property Management, Inc., Two Stamford Landing, Stamford, CT 06902 and (b) if to
Tenant, to Bob Coletti, Intelligent Information, Inc., One Dock St., Stamford, CT 06902. Landlord and Tenant may from time to time by notice to the other designate another place or other places for the receipt of future notices.

46. Shoring

If any excavation or construction is made adjacent to, upon or within the Building, or any part thereof, Tenant shall afford to any and all persons causing or authorized to cause such excavation or construction license to enter upon the Demised Premises for the purpose of doing such work as such persons shall deem necessary to preserve the Building or any portion thereof from injury or damage and to support the same by proper foundations, braces and supports, without any claim for damages or indemnity or abatement of the Rent, or of a constructive or actual eviction of Tenant.

47. Miscellaneous

In any action or proceeding which Landlord or Tenant may be required to prosecute to enforce its respective rights hereunder, the unsuccessful party in such action or proceeding agrees to pay all costs incurred by the prevailing party therein, including reasonable attorneys' fees. If Landlord commences any summary proceeding or an action for non-payment of the Rent or any portion thereof, Tenant shall not interpose any non-mandatory counterclaim of any nature or description in any such proceedings or action.

This Lease shall be deemed to have been made in and shall be construed in accordance with the laws of the State of Connecticut.

This Lease sets forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Demised Premises, the Building and the Property, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

At the request of either party, Landlord and Tenant shall execute, acknowledge and deliver a memorandum with respect to this Lease sufficient for recording. In no event shall this Lease be recorded and if Tenant records this Lease in violation of the terms hereof, in addition to any other remedy available to Landlord upon Tenant's default, Landlord shall have the option to terminate this Lease by recording a notice to such effect. If a memorandum of this Lease is recorded, Tenant shall, on the expiration of the Term, execute, acknowledge and deliver to Landlord an instrument in recordable form releasing and quitclaiming to Landlord all right, title and interest of Tenant in and to the Demised Premises by reason of this Lease or otherwise.

Tenant shall have no claim, and hereby waives the right to any claim, against Landlord for money damages by reason of any refusal, witholding or delaying by Landlord of any consent, approval or statement of satisfaction, and in the event of such refusal, withholding or delay. Tenant's only remedies therefor shall be an action for specific performance, injunction or declaratory judgment to enforce any such requirement.

If any provision contained in an exhibit or addendum hereto is inconsistent with any other provision of this Lease, the provision contained in such exhibit or addendum shall control, unless otherwise provided herein or in such exhibit or addendum.

The use of the neuter singular pronoun to refer to either party shall be deemed a proper reference even though it may be an individual, partnership, corporation or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural number where there is more than one Landlord or Tenant and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

This Lease has been executed in several counterparts, all of which constitute one and the same instrument.

As used in this Lease, any list of one or more items preceded by the word "including" shall not be deemed limited to the stated items but shall be deemed without limitation.

If more than one person or entity executes this Lease as Tenant, each such person or entity shall be jointly and severally liable for observing and performing each of the terms, covenants, conditions and provisions hereof to be observed or performed by Tenant.

Tenant shall assume and pay to Landlord at the time of paying the Rent or any portion thereof any excise, sales, use, gross receipts or other taxes (other than a net income or excess profits tax) which may be imposed on or measured by the Rent or portion thereof or as may be imposed on or on account of the Landlord and Tenant relationship evidenced and provided for hereby and which Landlord may be required to pay or collect under any law now in effect or hereafter enacted.

48. Acceptance. The offer represented in this Lease is not accepted by Landlord until all counterparts of this Lease have been fully executed and delivered by both Landlord and Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease the day and year first above written.

                            Landlord:
                            SEABOARD PROPERTY MANAGEMENT, INC.
                            RECEIVER ONE DOCK STREET

                            By:
                               -------------------------------
                                Its


                            Tenant:
                            INTELLIGENT INFORMATION INCORPORATED

                            By:
                               -------------------------------
                                 Its CEO

                                   EXHIBIT 1

                                 [MAP OMITTED]

                                    EXHIBIT 2

                                   WORKLETTER
                                 ONE DOCK STREET

This schedule sets forth the Finish Work to be furnished and installed by Landlord without cost to Tenant, which Finish Work, unless otherwise specified, shall be of the material, design, capacity, finish and color of the building standard adopted by the Landlord for the building.

Tenant Plans & Specifications

All plans shall be prepared at the Landlords sole expense, and shall include both Building Standard Work and Special Work. The plans shall be consistent with all applicable building codes, and with the design, structural capacities, construction, and equipment of the building. All HVAC, electrical, plumbing, and structural plans and specifications shall be prepared by Landlord's engineers at Landlord's sole expense.

All Tenant plans and specifications are subject to Landlord's written approval, which Landlord covenants it will not unreasonably withhold. Tenant plans shall be filed for approval and issuance of all permits with the appropriate public authorities at Landlord's expense.

The Landlord will bear the cost of the work to the extent that it constitutes Building Standard Work, and Tenant will pay to the Landlord, the cost of all that part, if any, of the work which constitutes special work. No allowance will be made for the omission of any Building Standard Work except in the case where, at the request of the Tenant and with approval of the Landlord, part of the Building Standard Work is omitted and the Special Work of a similar nature and for a similar use is substituted and incorporated in the work.

"Tenant may substitute like items for Building Standard Items, provided that (a) such substitute shall be of a like nature and of equal or greater quality for that of which it was substituted, and (b) Landlord shall install such substitute."

Before proceeding with any special work (work requested by Tenant over and above Building Standard Work) Landlord shall submit to Tenant an estimate of the cost of such work and a statement of terms and conditions in which said Special Work is to be performed.

The cost of Special Work shall mean the actual cost incurred by the Landlord, in having such work done by its contractor(s), plus the charges of any engineers whose services may be required, plus 10% overhead and 10% profit.

1.    Partitions

Furnish and install not more than one lineal foot of partition, as described below, for each 15.0 square feet of area rented. The partition is from floor to deck (or ceiling), and consists of 2- _._ steel studs, 1/2" sheetrock on each side, and 4" vinyl base. There will be no jogs, curves or angles on any partition. Partitions terminating at the Building exterior wall shall meet either a mullion or pilaster.

2.    Doors and Frames

A. Each Tenant shall have one Building Standard Tenant entrance, as described below. Said entrance shall consist of a red oak framed entrance - 5 x 8, with a 3 x 8 c 1-3/4 solid core red oak door, sidelight (window), and oak signage panel.

B. Furnish and install not more than one 2'-8" x 7 x 1-3/4" solid core red oak veneer door, or equal, per each, 25 lineal feet of Landlord's standard partitioning as described above.

C.    All doors (except Tenant entrance) to be set in hollow metal frame.

3.    Hardware

A. Tenant Entrance - furnish and install one lever handled mortise lock, surface mounted closer, butts, silencers, strike plates, etc.

B. For all doors supplied by landlord, furnish and install latch set, butts, silencers, strike plate etc.

C.    All Hardware to be Schlage or equal.

D.    All locksets shall be keyed to the Building master Key system.

4.    Ceilings

      All wood Ceilings to be sandblasted, and exposed.

5.    Electrical

A. Lighting - Furnish and install not more than one 2 x 4 fluorescent fixture, pendant mounted each having four lamps with standard ballasts for each 100 square feet rented.

B. Switches - Furnish and install not more than one (1) switch for the above described light fixtures, per each 350 square feet of area rented. Switches to be installed in sheetrock partitions.

C. Outlets - Furnish and install not more than one duplex wall convenience electrical outlet, in sheetrock partition, for each 150 square feet of area rented.

The Building will contain wires, risers, conduits, feeders and panelboards necessary to provide an electrical load of five (5) watts per square foot of rentable floor area.

6.    Venetian Blinds

      Landlord shall supply and install Leveler or equal venetian blinds at all exterior windows.

7.    Floor Covering

      A carpeting allowance of $15.00 per square foot of rentable area will be allowed to Tenant.

8.    Painting

A. Prepare all new surfaces for paint and paint all sheetrock walls two (2) coats of flat paint, in colors to be selected by Tenant from Building Standard color chart, not to exceed one (1) color per room, and four (4) colors per floor. Where colors meet on any partition or other flat surface, such color breaks shall be at Landlord's expense.

B. All trims shall be finished with two (2) coats of semi-gloss enamel. Colors to be selected by Tenant from Building Standard color chart.

C. All interior wood doors shall receive stain, clear finish, or paint, as desired by Tenant. All Tenant entrance doors shall receive Building Standard finish.

D. "All exposed piping, ductwork and steel reinforcing plates, shall be painted, in a color selected by Tenant, from Building Standard color chart, not to exceed four (4) colors per floor and one (1) color per room."

      Painting of any piping, ductwork, etc. installed as a result of work not covered by the Building Standard Work (ie - Special Work) shall be at Landlord's expense.

9. HVAC

A. The Building HVAC system shall consist of a combination of central core and perimeter heat pump unit to heat and cool at every other window of the exterior wall of the demised premises. The system is designed to maintain the following temperatures and relative humidities in the demised premises:

I.    Cooling Cycle -

            Interior - 75 F - Dry Bulb
                       50% - Relative Humidity
            Exterior - 95 F - Dry Bulb
                       75 F - Wet Bulb

II.   Heating Cycle -

                       70 F interior at 0 F exterior

B.    The Landlord shall furnish and install the following for interior space:

      1. One (1) 9" x 9" - 4 way diffuser per 150 square feet of rented area.

      2. One (1) 12" x 12" - 4 way diffuser per 300 square feet of rented area.

      "The sizes are approximate. The actual sizes will be in accordance with the engineer's recommendations, based on the actual design of the demised premises."

C. Design standards, and maintenance of these conditions is based on an occupancy of not more than one person per 100 square feet of rentable floor area, and a total connected load of not more than four (4) watts per square foot of rentable floor area, for lighting and standard electrical office power.

10.   Life Safety Systems

A. Any relocation of Building sprinkler heads shall be at the Landlord's expense.

B. Landlord will furnish and install building standard exit signs as required by applicable local codes.

                               RIDER TO EXHIBIT 2

Exhibit 2 is included herein only to set forth the design standards for the Building and a minimum acceptable quality of materials and finishes and is not meant to represent work within the Demised Premises to be performed by Landlord.

1. Landlord will provide the labor, materials and equipment to complete the work as per the attached drawing by CPG Architects dated April 26, 1995.

2. Landlord will install and provide a telephone system integrated into a common building system operated by an independent contractor. All inbound and outbound telephone calls may, at Tenant's option be routed through the common switch using major carriers. Access charges, local and long distance rates will be competitive with the lowest rates in the Stamford area for a business of comparable size and calling pattern. The Demised Premises will be wired using Category 3 and/or 5 cabling as necessary, and shall include 18 handsets, which will include substantially all the features (other than voice mail) listed in the brochure attached hereto and made a part hereof.

Additional handsets and cabling, and maintenance after the expiration of a one year warranty period, will be at the Tenant's expense. Tenant can obtain central equipment to provide a self contained system for an additional $5000 [or $7500 if more than 20 phones] adjusted for inflation from the Landlord's contractor during the original term of the Lease.

3. Tenant may install at its sole expense, 5 satellite dish(es) on the roof. Location and installation to be agreed upon by Landlord and Tenant.

Additional satellite dishes may be installed with reasonable approval of Landlord subject to space available on the roof.

                                [GRAPHIC OMITTED]

                                                           ONYX
                                                           Digital Communication
                                                                         Systems

                                [GRAPHIC OMITTED]

                                                                 HIGH TECHNOLOGY
                                                              WITH A HUMAN TOUCH

          No two ONYX Digital Communication Systems are exactly alike.

                              The Power To Be Human.

      There's an ONYX system for virtually every business environment. And built into each system is a level of flexibility unmatched in the industry, allowing businesses to create a truly customized telecommunications system. Businesses of all types and sizes have discovered that ONYX gives their telecommunications a human quality--adaptability.

      Every telephone in an ONYX system; ONYX II, ONYX III and ONYX IV, can be programmed to react to changing business conditions as they occur. With the tremendous range and variety of useful features, each ONYX system is a powerful smart new tool for communicating, from desk to desk, headquarters to field, you to your customers.

      The moment you pick up the solidly built, ergonomically sculptured ONYX handset, something tells you you're dealing with a very special telephone. The large, soft-touch dial pad and clear display reflect the human engineering behind the scenes. ONYX is engineered for people, people working in all types of businesses, each with a very unique set of communication requirements. The best in digital communication is now easily within reach with ONYX. It's high technology with a human touch.

                          More Than A Telephone Today.

      Sophisticated voice and text processing features, all with ONYX adaptability, make your telephone system a customized multi-functional office tool.

      With Text Messaging you get up to 64 preprogrammed messages such as "In a meeting," and "On Vacation". When you receive an internal call, you can have your message appear automatically on the caller's display phone. Some messages can be customized. Choose a message such as "Back at ____" and fill in the appropriate time using the dial pad.

      You can also use your ONYX display telephone as a phone book, scroll through a list of names and press the dial key when you see the name of the person you want to call. On internal calls, you'll see the name of the person calling you appear on the LCD of your display phone. And Text Prompts help smooth feature operation.

      The addition of a digital voices processor card gives you a useful array of specialized voice processing features. You can hear feature prompts such as "for auto call-back, press the callback key," and hear the status of an extension; "do not disturb." And with Personal Greeting just speak into your phone to record a brief message. This card also gives you Park and Page. Leave a message to yourself such as "Bill, you have a call," and have that message automatically sent throughout the system (or through an external paging system) when your extension rings. Another power voice processing feature, Automated Attendant, brings people together. It gives your company flexibility in the way incoming calls are handled, electronically greeting callers and directing them to proper extensions, all within a framework of greetings, message handling and call routing procedures you customize.


                                [GRAPHIC OMITTED]

      Add an ONYX Voice Mail unit to the Automated Attendant and you get the maximum in voice processing. When leaving the office simply forward your calls to your ONYX mailbox. Reply to a colleague's message automatically; you don't even have to know their extension number. While callers often forget to leave the time of their message, ONYX won't. It can tell you the time and date of each message. ONYX will also contact you at your home, cellular phone or pager, anywhere you designate. Moreover, ONYX Voice Mail is fully integrated, meaning you get quick and easy access to all the features. To call your mailbox, for example, all you have to do is press the phone's message key.

                        ONYX Will Be Even More Tomorrow.

      ONYX gives you maximum flexibility today and room for growth tomorrow. Each telephone can adapt to individual and departmental needs as they change. And every system in the ONYX series uses the same telephone instruments so that your telecommunication system can grow with your business, all the way to a 72-line, 180-station system.

      Data features make ONYX perfect for the coming age of the paperless office, while helping with some very practical data transmission jobs today. Costly dedicated data lines and dedicated modems can be eliminated and employees can use ONYX for peripheral sharing, accessing mainframes, file service and for broadcasting to multiple terminals.

                     Designed To Lower Communication Costs.

      With its state-of-the-art call management features, you might want to refigure overhead costs after installing an ONYX system.

      Toll Restriction helps you control expensive long-distance calls by allowing you to decide what can be dialed from each phone, while Automatic Route Selection saves you money automatically choosing the least expensive long-distance carrier.

      Simplify billing with an Account Code procedure which documents time for clients and assures the call is billed to the appropriate customer. Track the calls made from each extension with Station Message Detail Recording and optimize line usage with built-in Call Management Reports.

      With Remote Diagnostics you'll save on service calls. ONYX monitors its own health and automatically reports faults to the attendant. Remote Access reduces costly co-site service time and eliminated unnecessary site visits.

                   With Features To Boost Office Productivity.

      A comprehensive selection of Automatic Call Distribution (ACD) features allows automatic distribution of calls equally among agents, provides management with full reports, and supervisors with monitoring and override capabilities. Enhanced ACD features in ONYX IV support up to sixteen groups and sixteen supervisors and provides an impressive list of system management features. It alerts the supervisor when a call threshold is reached so overflow calls can be picked up or redirected to another ACD group or messaging option. With the addition of a digital voice processing card, the ACD supervisor can easily program and store a system-wide announcement right from the telephone.

      Delayed Ringing and Call Coverage mean you won't miss important messages or discourage callers. After a selected number of rings, your call.

                               [GRAPHIC OMITTED]

                               Standard Telephone

                               [GRAPHIC OMITTED]

                               Display Telephone

                                [GRAPHIC OMITTED]

                         5400  5401      5402    5403    5404

                         5405  5406      5407    5408    5409

                         PAT   BILL      JOE     MIKE    PAUL

                         VERA  BONNIE    AL      JANE    CAROL

                                [GRAPHIC OMITTED]

                         PAGE  PARK      C.FWD   C.BACK   MSG

                         HOLD  INTERCOM  CONF    DHO     [ILLEGIBLE]
                                              [ILLEGIBLE]

ONYX, II, III, IV Features

[ILLEGIBLE]

                                [GRAPHIC OMITTED]

                            Attendant Display Console

                                                       DEDICATED TO YOUR SUCCESS

                                                            NITSUKO AMERICA

                                                           TELECOM DIVISION

                                                                4 FOREST PARKWAY
                                                               SHELTON, CT 08484
                                                               TEL: 208 828-5400
                                                               FAX: 203-828-5458

                                    EXHIBIT 3

                             CLEANING SPECIFICATIONS

GENERAL CLEANING NIGHT SERVICES

      NIGHTLY

      Dust sweep flooring with specially treated cloths to ensure dust-free floors.

      Wash granite flooring in Building entrance foyers.

      Carpet sweep carpeted areas and rugs four nights each week and vacuum once each week, moving light furniture other than desks, file cabinets, etc.

      Clean and vacuum elevator cabs nightly.

      Sweep private stairways; wash as necessary and/or vacuum private stairways.

      Empty and clean wastepaper baskets, ash trays, receptacles, etc., damp dust as necessary.

      Clean cigarette urns and replace sand or water as necessary.

      Remove wastepaper and waste materials to a designated area in the premises, using special janitor carriages.

      Dust and wipe clean furniture, fixtures, desk equipment, telephones and window sills with specially treated cloths.

      Dust baseboards, chair rails, trim, louvers, pictures, charts, doors, etc. within reach

      Wash drinking fountains and coolers; polish as necessary.

OFFICE AREAS -- PERIODIC CLEANING

      Remove fingermarks from metal partitions and other similar surfaces, as necessary.

OFFICE AREAS -- HIGH DUSTING

      Do high dusting every three months which includes the following:

      -- Dust pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning.

      --    Dust exterior of lighting fixtures

      --    Dust overhead pipes, sprinklers, etc.

      --    Dust venetian blinds.

      --    Dust window frames.

            Dust vertical surfaces such as partitions, ventilating louvers, etc. not reached in nightly cleaning.

LAVATORIES -- NIGHTLY

      Sweep and wash flooring with approved germicidal detergent solution, using spray-tank method.

      Wash and polish mirrors, powder shelves, bright work, etc., including flushometers, piping and toilet seat hinges.

      Wash both sides of toilet seats, wash basins, bowls and urinals with approved germicidal detergent solution.

      Dust partitions, tile walls, dispensers, doors and receptacles.

      Remove wastepaper and refuse to a designated area in the premises, using special janitor carriages.

      Fill toilet tissue, soap and towel dispensers with supplies.

WINDOWS

      Interior and exterior windows to be washed annually.

Tenants requiring services in excess of those described above shall request the same through Landlord, at such tenant's expense.

                                    EXHIBIT 4

                              RULES AND REGULATIONS

1. The right of all tenants with respect to use of entrances, corridors and elevators of the Building are limited to ingress to and egress from each tenant's premises for tenants and their respective employees, licensees and invitees and for no other purpose. No tenant shall invite to such tenant's premises or permit the visit of persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, escalators, elevators and other facilities of the Building by other tenants. Fire exits and stairways are for emergency use only and they shall not be used for any other purposes by any tenant, the employees, licensees or invitees. No tenant shall encumber or obstruct or permit the encumbrance or obstruction of any of the sidewalks, plazas, entrances, corridors, elevators, fire exits or stairways of the Building. Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of all tenants, in such manner as Landlord deems best for the benefit of tenants generally.

2. The cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with other tenants, caused by a tenant or the employees, licensees or invitees of such tenant, shall be paid by such tenant.

3. Landlord may refuse admission to the Building, outside of ordinary business hours to any person not known to the watchman in charge or not having a pass securing access code issued by Landlord or not properly identified and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. All employees, agents and visitors of each tenant shall be permitted to enter and leave the Building whenever appropriate arrangements have been previously made between Landlord and such tenant with respect thereto. Each tenant shall be responsible for all persons for whom he requests such persons. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character, reputation and interest of the Building or its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion riot, public excitement or other commotion, Landlord may prevent all access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. Landlord may require any person leaving the building with any Package or other object to exhibit a pass from the tenant occupying the premises from which the or object is being removed but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of such tenant. Landlord shall, in no way, be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from such tenant's premises or the Building under the provisions of this rule.

4. No tenant shall obtain or accept for use in its premises floor polishing, lighting maintenance, cleaning or other similar services from any persons not authorized by Landlord, which authorization will not be unreasonably withheld. Such services shall be furnished only at such hours, in such places within such tenant's premises and under such regulations as may be fixed by Landlord.

5. No awnings or other projections over or around the windows shall be installed by any tenant and only such window blinds as are supplied or permitted by Landlord shall be used in any tenant's premises.

6. All entrance doors in each tenant's premises shall be left locked when the tenant's premises are not in use. Entrance doors shall not be left open at any time. All windows in each tenant's premises shall be kept closed at all times.

7. No noise, including the playing of any musical instruments, radio or television which, in the judgment of Landlord, might disturb other tenants in the Building shall be made or permitted by any tenant except as expressly approved by Landlord. Nothing shall be done or permitted in any Tenant's premises and nothing shall be brought into or kept in any tenant's premises, which would impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the Building or any premises therein, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind, which in the sole judgment of Landlord might cause any such impairment or interference. No dangerous, inflammable, combustible or explosive object or material shall be brought into the Building by any tenant or with the permission of any tenant.

8. No acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purpose for which they were designed or constructed and no sweeping, rubbish, rags, acids or other foreign substances shall be deposited therein. All damage resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

9. No signs, advertisements, notices or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside of the Building or the premises occupied by such tenant, without the prior consent of the Landlord. In the event of violation of the foregoing by any tenant, the Landlord may remove the same without any liability and may charge the expense incurred by such removal to the tenant or tenants violating this rule. Interior signs and lettering on doors and elevators shall be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant and shall be of a size, color and style acceptable to Landlord. Landlord shall have the right to prohibit any advertising by any tenant which impairs the reputation of the Building or its desirability as a building for offices and upon written notice from the Landlord, the tenant in question shall refrain from or discontinue such advertising.

10. No additional locks or bolts of any kind shall be placed upon any of the entrance doors or windows in any tenant's premises and no lock on any entrance door therein shall be changed or altered in any respect. The foregoing provision shall not apply to locks or bolts on doors to closets, storage space or cabinets contained in the premises. Duplicate keys for a tenant's premises and toilet rooms shall be procured only from a tenant's Landlord, which nay make a reasonable charge therefor. Upon the termination of a tenant's lease, all keys to such tenant's premises and toilet rooms shall be delivered to the Landlord.

11. No tenant shall mark, paint, drill into or in any deface any part of the Building or the premises leased to such tenant. No boring, cutting or stringing of wires shall be permitted, except with prior written consent of Landlord, and as Landlord may direct. No tenant shall install any resilient tile or similar floor covering in the premises leased to such tenant except in a manner approved by Landlord.

12. No tenant shall use or occupy or permit any portion of the premises leased to such tenant to be used or occupied as an office for a public stenographer or typist or as a barber or manicure shop or as an employment bureau. No tenant or occupant shall engage or pay any employees in the Building, except those actually working for such tenant or occupant in the Building.

13. No premises shall be used or permitted to be used at any time, as a store for the sale of goods, wares or merchandise of any kind or as a restaurant, shop, booth, bootblack or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public in the premises leased to such tenant or for manufacturing or for other similar purpose.

14. The requirements of tenants will be attended to only upon application at the office of the Building. No employee of Landlord shall perform any work or do anything outside of the regular duties of such employee, unless under special instructions from the office of Landlord

15. No employees of any tenant shall loiter around the hallways, stairways, elevators, front, roof or any other part of the Building used in common by the occupants thereof.

16. If the premises leased to any tenant shall become infested with vermin because of tenant's use thereof, such tenant, at its expense, shall promptly cause its premises to be exterminated, to the satisfaction of Landlord and shall employ such exterminators therefor as shall be approved by Landlord.

17. Canvassing, soliciting and pedaling are prohibited and no tenant shall suffer or permit the same on or about any portion of the Building.

                                    EXHIBIT 5

                        OPERATING EXPENSE AND IMPOSITINS
                       INCLUDING IN ANNUAL FIXED RENT RATE
                             ESTIMATED 1995 EXPENSES

                                 ONE DOCK STREET

OPERATING EXPENSES                                                      AMOUNT
------------------                                                      ------

Insurance                                                               $ 20,000

Cleaning                                                                $ 70,000

Repairs & Maintenance                                                   $ 90,000

On Site Superintendent                                                  $ 31,300

Security                                                                $ 61,300

Management Fees                                                         $ 45,000

Water & Sewer                                                           $  4,300

Miscellaneous                                                           $  8.500
                                                                        --------

TOTAL OPERATING EXPENSES                                                $330,400

REAL ESTATE TAXES                                                       $ 92,000

                                    EXHIBIT 6

                              ADDITIONAL PROVISIONS
                      INTELLIGENT INFORMATION INCORPORATED

1. Extension Option

      Provided the Tenant is not in default under the Lease, the Tenant shall have the option, exercisable by written notice from Tenant to Landlord given not less than four (4) months prior to the end of the initial Term, to extend the term of this Lease for an additional five years on all of the terms and conditions of this Lease, except that this extension option shall not apply during the extension period.

      The Annual Fixed Minimum Rent for the extension period shall be increased but not decreased by an amount equal to 90% of the Fair Market Rent Value to be agreed upon by Landlord and Tenant.

2. Expansion Option

      Provided Tenant is not in default of any of its obligations under this Lease, Landlord agrees to provide Tenant the first right of offer for contiguous space on the fifth floor. Landlord shall give Tenant thirty (30) days written notice of contiguous space available. If Landlord does not receive an acceptable written offer from Tenant within thirty (30) days from receipt of Landlord's Notice, then this option shall expire and become null and void. The Tenant installation for the expansion space will be provided by Landlord as per the attached work letter in Exhibit 2.

3. Option to Terminate

      Notwithstanding anything to the contrary set forth in this Lease, provided Tenant is not in default of any of its obligations under this Lease, Tenant shall have the option to terminate this Lease by tendering to the Landlord a Notice of Tenant's intention to terminate this Lease, in the event that Landlord cannot provide adequate Expansion Space within the Building. The aforesaid Option to Terminate can only be for the period commencing on the first day of the twenty fourth month following the Lease Commencement Date. In the event the Option to Terminate is exercised, Tenant shall pay to Landlord as Additional Rent all unamortized actual costs of tenant installation, brokerage commissions and telephone installations or continue to pay rent for the balance of the Term until the space is relet.

      In addition, Tenant may terminate this Lease in the event of a non-correctable permanent or intermittent loss or corruption of the data flow of the satellite transmission reception to the satellite dishes.

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

      THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is made the 15th day of May, 1995, and is made between Seaboard Equities, LLC, a Limited Liability Company, organized and existing under the laws of the State of Connecticut with a principal place of business at Two Stamford Landing, Stamford, CT, 06902 (the "Mortgagee") and Intelligent Information Incorporated, a corporation, organized and existing under the laws of the State of Delaware with a principal place of business at 6 Suburban Avenue, Stamford, CT ("Tenant").

      BACKGROUND

      Seaboard Property Management, Inc. (the "Receiver") is the Receiver of the fee simple interest in the premises described in Schedule A attached hereto and made a part hereof (the "Premises"). By a lease dated May 1, 1995 (the "Lease") made by and between Receiver and Tenant, the Premises therein described (the "Leased Premises") being a portion of the Premises were demised to Tenant upon the terms and conditions therein contained. Mortgagee is the owner and holder of a certain mortgage loan in the amount of $10,000,000 (the "Mortgage") which Mortgage covers the Premises. Mortgagee wishes to enter into this Agreement confirming that the Lease is and shall at all times remain subject and subordinate to the lien of the Mortgage and Tenant has agreed to the same upon the terms and conditions hereinafter set out.

      NOW, THEREFORE, in consideration of One ($1.00) Dollar each to the other in hand paid, receipt whereof is hereby acknowledged, and in consideration of the mutual covenants and conditions herein contained, Mortgagee and Tenant agree as follows:

1. Tenant agrees that the Lease is and shall continue to be subject and subordinate in all respects to the Mortgage in the above principal amount, together with interest, and to any renewal, substitution, extension or replacement thereof not exceeding said amount, as if any such renewal, substitution, extension or replacement was executed and recorded prior to the execution of the Lease.

2. Tenant agrees that Tenant shall not alter, modify, amend, change, surrender or cancel the Lease, or prepay any rent by more than thirty (30) days, without the prior written consent of Mortgagee, and Tenant shall not seek to be made an adverse or defendant party in any action or proceeding brought to enforce or foreclose the Mortgage.

3. Notwithstanding any contrary provision contained in the Lease, Tenant will not exercise any rights which Tenant may have to cancel or terminate the Lease (whether by reason of Receiver's default thereunder or otherwise) without mailing to Mortgagee prior notice of such intention and affording Mortgagee an opportunity to cure any default or correct any other circumstance or condition giving rise to such termination or cancellation. Tenant shall mail to Mortgagee at Mortgagee's principal place of business (as hereinabove set out) or at such other place as may be hereafter from time to time designated in writing, a copy of all material notices which Tenant may from time to time serve upon Receiver pursuant to the terms and conditions of the Lease. No such notices to Receiver shall be effective against Mortgagee for any purpose and no such notice shall be deemed to terminate or cancel the Lease unless a copy of the same is served upon Mortgagee at the same upon as it is served upon Receiver. At any time before the rights of Owner shall have been forfeited or adversely affected because of any default on Receiver's part, and in any event, within the time permitted Receiver for curing any default under the Lease, Mortgagee may (without obligation) cure such default, and such cure performed by Mortgagee shall be as effective to prevent the rights of Receiver from being forfeited or adversely affected as the same would have been if done and performed by Receiver.

4. So long as no default exists under the Lease, the Lease shall not be terminated, nor shall Lessee's use, possession or enjoyment of the Leased Premises be interfered with or disturbed by any action or proceeding instituted under or in connection with the Mortgage. Mortgagee shall not join Tenant as a party-defendant or otherwise in any suit or action to foreclose the Mortgage and Tenant's use and enjoyment of the Leased Premises shall not be disturbed if Mortgagee shall take possession of the Premises (or any part thereof containing the Leased Premises) pursuant to any such right contained in the Mortgage. However, Mortgagee or any purchaser of the Premises in foreclosure or any grantee under a conveyance in lieu of or subsequent to foreclosure (the "New Owner") shall not be:

      (a)   Liable for any act or omission of Receiver;

      (b) Subject to any off-sets or defenses which Tenant may have against Receiver;

      (c) Bound by any rent or additional rent which Tenant may have paid for more than the then current month to Receiver, except to the extent received by New Owner; or

      (d) Bound by any amendment or modification of the Lease made without Mortgagee's prior written consent; and

      Tenant agrees that Tenant will attorn to New Owner as Tenant's landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease, upon the same terms and conditions as are set forth in the Lease.

5. This Agreement shall bind and inure to the benefit of Mortgagee and Tenant and their respective successors and assigns.

6. This Agreement is made under and shall be construed in accordance with the laws of the State of Connecticut.

      IN WITNESS WHEREOF, Mortgagee and Tenant have executed and delivered this Agreement as of the day and year first above written.


                                    MORTGAGEE
                              SEABOARD EQUITIES, LLC

                              By: Seaboard Properties, Incorporated

                              Its: Managing Member

                              By:
                                  --------------------------------------
                                  Its: President


                                    TENANT
                                    INTELLIGENT INFORMATION
                                    INCORPORATED

                              By:
                                  --------------------------------------
                                  Its: CEO


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